UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 12, 2022 (May 19, 2022)

American Noble Gas, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-17204	87-3574612
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15612 College Blvd.

Lenexa, KS 66219

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (816) 955-0532

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
—	—	—

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On May 19, 2022 American Noble Gas, Inc. (the “Company” or “AMGAS”) filed a Current Report on Form 8-K (the “Original 8-K”) to report the completion by AMGAS, of the acquisition of 17 (or 60.7143%) of 28 limited liability membership interests (the “Interests”) in GMDOC, LLC, a Kansas limited liability company (“GMDOC”), for an aggregate purchase price of $4,037,500, and, was subsequently admitted as a member of GMDOC, subject to the Company paying its cash capital contribution in full, which was completed on May 16, 2022. At the close of business on March 31, 2022, GMDOC acquired approximately 65% of the working interests (the “Acquisition”) in certain oil and gas leases (the “GMDOC Leases”) previously held by and acquired from Castelli Energy, L.L.C, an Oklahoma limited liability company (“Castelli”). Castelli retained a 5% working interest in all of the GMDOC leases and three other companies acquired a total of 30% of the working interests outside of GMDOC which resulted in GMDOC acquiring an approximate 65% net working interest in the GMDOC Leases. This Current Report on Form 8-K/A amends Item 9.01 of the Original 8-K to present certain financial statements for the acquisition of the GMDOC Leases from Castelli Energy and to present certain unaudited pro forma financial information in connection with the acquisition of the acquired oil and gas properties.

Item 9.01.Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The Statements of Revenues and Direct Operating Expenses of the Oil and Gas Properties Acquired by GMDOC, LLC from Castelli Energy, LLC for the years ended March 31, 2022 and 2021, together with independent auditors’ report thereon, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b)Pro Forma Financial Information

The unaudited pro forma balance sheet of American Noble Gas, Inc. as of March 31, 2022, and the pro forma statement of operations for the year ended year ended December 31, 2021, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(d) Exhibits

99.1	Statement of Revenues and Direct Operating Expenses of the Oil and Gas Properties Acquired by GMDOC, LLC from Castelli Energy, LLC for the years ended March 31, 2022 and 2021, together with independent auditors’ report thereon.

99.2	Unaudited pro forma balance sheet of American Noble Gas, Inc. as of March 31, 2022, and the pro forma statement of operations for the year ended year ended December 31, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 12, 2022	American Noble Gas, Inc.

	By:	/s/ Stanton E. Ross
	Name:	Stanton E. Ross
	Title:	Chairman, President and Chief Executive Officer

EXHIBIT INDEX

99.1	Statement of Revenues and Direct Operating Expenses of the Oil and Gas Properties Acquired by GMDOC, LLC from Castelli Energy, LLC for the years ended March 31, 2022 and 2021, together with independent auditors’ report thereon.

99.2	Unaudited pro forma balance sheet of American Noble Gas, Inc. as of March 31, 2022, and the pro forma statement of operations for the year ended year ended December 31, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)